Exhibit 99.1

                                                                      [ICC LOGO]

PRESS RELEASE

ICC Announces Second Quarter Fiscal 2004 Financial Results

NEW YORK - March 16, 2004 - Internet Commerce Corporation ("ICC" or the "Company") (NasdaqSC: ICCA), a leader in the e-commerce business-to-business communication services market, today announced financial results for its fiscal second quarter ended January 31, 2004.

G. Michael Cassidy, President and Chief Executive Officer of ICC, commented, "We are pleased that during the second quarter of fiscal 2004, our core VAN services revenue grew 12.4% from the year ago period. Our operational leverage will improve as our network products and services grow and drive our bottom line results in the remainder of fiscal 2004. We remain on track with our plan to generate positive cash flow from operations beginning in the third quarter of this year. Additionally, we have made significant progress in our agreement with Microsoft to develop connectivity into the Microsoft Business Network. We expect to complete stage three of this initiative by the end of this month."

Consolidated Three-Month Results

      o The Company narrowed its net loss by 29.4% to $1,503,000, or $0.12 per diluted share, in the second quarter of fiscal 2004, from a net loss of $1,887,000, or $0.17 per diluted share, last year.

      o Consolidated revenue for the second quarter of fiscal 2004 remained relatively flat at $2.8 million from the year ago period.

      o Gross margin for the second quarter of fiscal 2004 improved to 34.8% from 23.3% in the second quarter of last year.

      o During the second quarter of fiscal 2004, The Company completed a voluntary stock option exchange program and adopted the fair value recognition of SFAS Statement No. 123 and recorded a non-cash charge of $427,000 for stock based compensation.

Consolidated Three-Month Results - Earnings before interest, taxes, depreciation, amortization, impairment and non-cash charges (Adjusted EBITDA). Adjusted Gross Margin represents gross margin less depreciation and amortization. Refer to Supplemental Financial Data below for a reconciliation of Net Income to Adjusted EBITDA and Gross Margin to Adjusted Gross Margin.

      o Adjusted EBITDA for the second quarter of fiscal 2004 improved 24.6% to a loss of $658,000 from a loss of $873,000 in the year ago period.

      o Adjusted gross margin for the second quarter of fiscal 2004 improved 480 basis points to 47.1% from 42.3% in the second quarter last year.

Segment Results - Second Quarter Fiscal 2004

ICC.NET:
-------

For the second quarter of fiscal 2004, ICC.NET revenue, which includes VAN and Mapping Services, represented 80% of consolidated revenue compared to 72% of consolidated revenue in the year ago period.

Revenue for core VAN Services increased 12.4% compared to the second quarter last year.

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

Adjusted gross margin for VAN Services for the second quarter of fiscal 2004 improved to 59.0% from 51.6% in the year ago period.

      -----------------------------------------------------------------------------------------------
                                       Second         First        Fourth         Third        Second
                                      Quarter       Quarter       Quarter       Quarter       Quarter
      (000's)                     Fiscal 2004   Fiscal 2004   Fiscal 2003   Fiscal 2003   Fiscal 2003
      -----------------------------------------------------------------------------------------------
      ICC.NET Revenue                  $2,205        $2,441        $2,406        $2,298        $2,044
      -----------------------------------------------------------------------------------------------
      Core VAN Services Revenue        $2,119        $2,356        $2,257        $2,205        $1,886
      -----------------------------------------------------------------------------------------------
      Mapping Revenue                  $   86        $   85        $  150        $   93        $  158
      -----------------------------------------------------------------------------------------------

Service Bureau
--------------

For the second quarter of fiscal 2004, Service Bureau revenue represented 10% of consolidated revenue compared to 14% of total revenue in the year ago period.

      -----------------------------------------------------------------------------------------------
                                       Second         First        Fourth         Third        Second
                                      Quarter       Quarter       Quarter       Quarter       Quarter
      (000's)                     Fiscal 2004   Fiscal 2004   Fiscal 2003   Fiscal 2003   Fiscal 2003
      -----------------------------------------------------------------------------------------------
      Revenue                          $  272        $  308        $  291        $  341        $  390
      -----------------------------------------------------------------------------------------------

Professional Services
---------------------

For the second quarter of fiscal 2004, Professional Services revenue represented 10% of consolidated revenue compared to 14% of total revenue in the year ago period. We discontinued our EDI educational services and seminars in January 2004.

      -----------------------------------------------------------------------------------------------
                                       Second         First        Fourth         Third        Second
                                      Quarter       Quarter       Quarter       Quarter       Quarter
      (000's)                     Fiscal 2004   Fiscal 2004   Fiscal 2003   Fiscal 2003   Fiscal 2003
      -----------------------------------------------------------------------------------------------
      Revenue                          $  279        $  355        $  404        $  456        $  404
      -----------------------------------------------------------------------------------------------

Consolidated Six-Month Results

      o The Company narrowed its net loss by 30.8% to $2,321,000, or $0.18 per diluted share, in the six months ended January 31, 2004, from a net loss of $2,868,000, or $0.26 per diluted share, in the year ago period.

      o Consolidated revenue for the six months ended January 31, 2004 remained relatively flat at $5.9 million compared to the year ago period.

      o Gross margin for the six months ended January 31, 2004 improved to 37.6% from 31.1% in the year ago period.

Consolidated Six-Month Results - Adjusted

      o Adjusted EBITDA for the six months ended January 31, 2004 improved 26.6% to a loss of $1,025,000 from a loss of $1,396,000 in the year ago period.

      o Adjusted gross margin for the six months ended January 31, 2004 improved to 48.4% from 45.2% in the year ago period.


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

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

Segment Results - Six-Month Results Fiscal 2004

ICC.NET:
-------

For the six months ended January 31, 2004, ICC.NET revenue, which includes VAN and Mapping Services, represented 79% of consolidated revenue compared to 71% of consolidated revenue in the year ago period.

Revenue for core VAN Services increased 16.7% for the six months ended January 31, 2004 compared to the same period last year.

Adjusted gross margin for VAN Services for the six months ended January 31, 2004 improved to 61.0% from 53.3% in the year ago period.

      ------------------------------------------------------------------
                                 Six Months ended       Six Months ended
      (000's)                    January 31, 2004       January 31, 2003
      ------------------------------------------------------------------
      ICC.NET  Revenue                     $4,646                 $4,163
      ------------------------------------------------------------------
      Core VAN Services Revenue            $4,476                 $3,835
      ------------------------------------------------------------------
      Mapping Revenue                      $  170                 $  328
      ------------------------------------------------------------------

Service Bureau
--------------

For the six months ended January 31, 2004, Service Bureau revenue represented 10% of consolidated revenue compared to 15% of total revenue in the year ago period.

      ------------------------------------------------------------------
                                 Six Months ended       Six Months ended
      (000's)                    January 31, 2004       January 31, 2003
      ------------------------------------------------------------------
      Revenue                              $  579                 $  856
      ------------------------------------------------------------------

Professional Services
---------------------

For the six months ended January 31, 2004, Professional Services revenue represented 11% of consolidated revenue compared to 15% of total revenue in the year ago period.

      ------------------------------------------------------------------
                                 Six Months ended       Six Months ended
      (000's)                    January 31, 2004       January 31, 2003
      ------------------------------------------------------------------
      Revenue                              $  634                 $  868
      ------------------------------------------------------------------

The Company will post its investor presentation and supplemental financial information on its website, www.icc.net, in the afternoon of March 17, 2004.

(Tables to follow)

--------------------------------------------------------------------------------
About Internet Commerce Corporation

Internet Commerce Corporation (NasdaqSC: ICCA) is a leader in the e-commerce business-to-business communication services market. ICC.NET, the company's global Internet-based value added network, provides complete supply chain connectivity solutions for EDI/EC while also offering users a sophisticated vehicle to securely transact files of any format and size. ICC offers a broad range of consulting services including, XML technologies, data transformation, custom application development, an EDI service bureau, as well as e-commerce education. ICC uniquely bridges the legacy investments of yesterday to today's Internet technologies. For further information, visit us at www.icc.net.

Except for the historical information contained herein, this press release includes forward looking statements which are subject to a number of risks and uncertainties, including the risks and uncertainties associated with rapidly changing technologies such as the Internet, the risks of technology development and the risks of competition. Actual results could differ materially. For more information about these risks and uncertainties, see the SEC filings of Internet Commerce Corporation.

CONTACT: Victor Bjorge, 212.271.7618, victor@icc.net


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                                       3

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

INTERNET COMMERCE CORPORATION

Consolidated Statements of Operations and Comprehensive Loss (unaudited) (in thousands, except for share and per share amounts)

                                                                        Three Months Ended                Six Months Ended
                                                                           January 31,                       January 31,
                                                                  ---------------------------------------------------------------
                                                                      2004             2003             2004             2003
                                                                  ------------     ------------     ------------     ------------
Revenue:
   Services                                                       $      2,756     $      2,837     $      5,859     $      5,887

Expenses:
Cost of services administrative (excluding non-cash                      1,751            1,929            3,611            3,808
compensation of  $19 for the three and six months ended
January 31, 2004)
Impairment of capitalized software                                          45               --               45               --
Impairment of software inventory                                            --              248               --              248
Product development and enhancement (excluding non-cash                    227              296              452              556
compensation of  $112 for the three and six months ended
January 31, 2004)
Selling and marketing  (excluding non-cash compensation of                 812              822            1,638            1,586
$75 for the three and six months ended January 31, 2004)
General and administrative (excluding non-cash compensation              1,005            1,095            1,950            2,205
of $267 and $320 for the three and six months ended January
31, 2004 respectively, and of $10 for the three and six months ended January 31, 2003)
Non-cash charges for stock-based compensation and services                 473               10              526               10
                                                                  ------------     ------------     ------------     ------------

                                                                         4,313            4,400            8,222            8,413
                                                                  ------------     ------------     ------------     ------------
Operating loss                                                          (1,557)          (1,563)          (2,363)          (2,526)

Other income and (expense):
   Interest and investment income                                           68                4               69                9
   Investment loss                                                          --               --               --              (19)
   Interest expense                                                        (15)             (10)             (27)             (14)
   Impairment of marketable securities                                      --             (318)              --             (318)
                                                                  ------------     ------------     ------------     ------------
                                                                            54             (324)              42             (342)
                                                                  ------------     ------------     ------------     ------------
Net loss                                                          $     (1,503)    $     (1,887)    $     (2,321)    $     (2,868)

Dividends on preferred stock                                              (102)            (101)            (202)            (202)

                                                                  ------------     ------------     ------------     ------------
Loss attributable to common stockholders                          $     (1,605)    $     (1,988)    $     (2,523)    $     (3,070)
                                                                  ------------     ------------     ------------     ------------

Basic and diluted loss per common share                           $       (.12)    $      (0.17)    $      (0.18)    $      (0.26)
                                                                  ------------     ------------     ------------     ------------

Weighted average number of common shares outstanding -
   basic and diluted                                                13,816,359       11,708,051       13,807,015       11,735,835
                                                                  ------------     ------------     ------------     ------------

COMPREHENSIVE LOSS:
------------------

Net loss                                                          $     (1,503)    $     (1,887)    $     (2,321)    $     (2,868)

Other comprehensive income:
Unrealized gain - marketable securities                                     33               --               42               13
Reclassification for impairment of marketable securities                    --              318               --              318
Reclassification of net unrealized gain on sale of marketable              (68)              --              (68)              --
securities
                                                                  ------------     ------------     ------------     ------------
Comprehensive loss                                                $     (1,538)    $     (1,569)    $     (2,347)    $     (2,537)
                                                                  ------------     ------------     ------------     ------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

INTERNET COMMERCE CORPORATION

Consolidated Balance Sheets (unaudited)
 (in thousands)

                                                                       January 31,      July 31,
                                                                          2004            2003
                                                                       -----------      --------
                                                                       (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                                            $    890        $  2,283
   Marketable securities                                                      --              92
   Accounts receivable, net of allowance for doubtful accounts of
        $235 and $220, respectively                                        1,777           1,733
   Prepaid expenses and other current assets                                 343             296
                                                                        --------        --------
        Total current assets                                               3,010           4,404

Restricted cash                                                              117             128
Property and equipment, net                                                  381             557
Software development costs, net                                               45             128
Goodwill                                                                   1,212           1,212
Other intangible assets, net                                               1,673           2,151
Other assets                                                                  14              18
                                                                        --------        --------
        Total assets                                                    $  6,452        $  8,598
                                                                        ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                     $    554        $    919
   Accrued expenses                                                          947           1,179
   Accrued dividends - preferred stock                                        34             232
   Short-term debt                                                           534              --
   Deferred revenue                                                           53              97
   Capital lease obligation                                                  116             148
   Other liabilities                                                          64             129
                                                                        --------        --------
        Total current liabilities                                          2,302           2,704

Capital lease obligation - less current portion                               14              46
Other non-current liabilities                                                 --               8
                                                                        --------        --------
        Total liabilities                                                  2,316           2,758
                                                                        --------        --------

Commitments and contingencies

Stockholders' Equity:
Preferred stock                                                                *               *
Common stock:                                                                142             138
Additional paid-in capital                                                88,128          87,489
Accumulated deficit                                                      (84,134)        (81,813)
Accumulated other comprehensive income                                        --              26
                                                                        --------        --------
        Total stockholders' equity                                         4,136           5,840
                                                                        --------        --------

        Total liabilities and stockholders' equity                      $  6,452        $  8,598
                                                                        ========        ========

*     less than 1,000


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

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

INTERNET COMMERCE CORPORATION
Supplementary Financial Data

                                                     Six                                                Six
      Reconciliation of Net Income to Adjusted      Months    Second      First   Fourth    Third      Months    Second    First
      EBITDA -Consolidated                          Ended     Quarter    Quarter  Quarter   Quarter    Ended    Quarter   Quarter
                                                   January     Fiscal     Fiscal   Fiscal    Fiscal   January    Fiscal    Fiscal
      (000's)                                      31, 2004     2004       2004     2003      2003    31, 2003    2003      2003
      ---------------------------------------------------------------------------------------------------------------------------
      Net loss                                     ($2,321)   ($1,503)    ($818)  ($2,062)  ($1,074)  ($2,868)  ($1,887)   ($981)

      Less: Net interest and investment income         (42)       (54)       12        14         6        24         6       18

         Depreciation and amortization                 767        381       386       390       387       872       432      440

         Non-cash charges for stock-based
            compensation                               526        473        53        57        72        10        10       --

         Impairment of software inventory               --         --        --        --        --       248       248       --

         Impairment of capitalized software             45         45        --        15       134        --        --       --
         Impairment of goodwill and acquired
            intangibles                                 --         --        --       982        --        --        --       --

         Impairment of marketable securities            --         --        --        --        --       318       318       --
                                                   -----------------------------------------------------------------------------

      Adjusted EBITDA loss                         ($1,025)     ($658)    ($367)    ($604)    ($475)  ($1,396)    ($873)   ($523)
                                                   =============================================================================

                                                              Six                               Six
      Reconciliation of Net Income to Adjusted              Months      Second     First       Months       Second      First
      EBITDA -ICC.NET, VAN Services Only                     Ended     Quarter    Quarter      Ended       Quarter     Quarter
                                                            January     Fiscal     Fiscal     January       Fiscal      Fiscal
      (000's)                                              31, 2004      2004       2004      31, 2003       2003        2003
      ------------------------------------------------------------------------------------------------------------------------
      Net loss                                             ($1,252)     ($937)     ($315)     ($1,855)     ($1,145)     ($710)

      Less: Net interest                                       (47)       (56)         9           16            1         15

         Depreciation and amortization                         198         99         99          218          111        107

         Non-cash charges for stock-based compensation         526        473         53           10           10         --

         Impairment of marketable securities                    --         --         --          318          318         --
                                                           ------------------------------------------------------------------
      Adjusted EBITDA loss                                   ($575)     ($421)     ($154)     ($1,293)       ($705)     ($588)
                                                           ==================================================================


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                                       6

ICC Announces Second Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

INTERNET COMMERCE CORPORATION
Supplementary Financial Data

                                                              Six                               Six
      Reconciliation of Gross Margin to Adjusted            Months      Second     First       Months       Second      First
      Gross Margin -- Consolidated                           Ended     Quarter    Quarter      Ended       Quarter     Quarter
                                                            January     Fiscal     Fiscal     January       Fiscal      Fiscal
      (000's)                                              31, 2004      2004       2004      31, 2003       2003        2003
      ------------------------------------------------------------------------------------------------------------------------
      Revenue                                              $ 5,859     $2,756     $3,103      $ 5,887      $ 2,837     $3,050
      Cost of services                                       3,656      1,796      1,860        4,055        2,177      1,878
                                                           ------------------------------------------------------------------

      Gross margin                                           2,203        960      1,243        1,832          660      1,172
                                                           ==================================================================

      Gross margin %                                          37.6%      34.8%      40.1%        31.1%        23.3%      38.3%
      Cost of services                                       3,656      1,796     $1,860      $ 4,055      $ 2,177     $1,878
      Less: Depreciation and amortization                     (591)      (293)      (298)        (580)        (290)      (290)
            Impairment of Capitalized Software                 (45)       (45)        --           --           --         --
            Impairment of Software Inventory Software           --         --         --         (248)        (248)        --
                                                           ------------------------------------------------------------------

      Adjusted cost of services                              3,020      1,458      1,562        3,227        1,639      1,588
      Adjusted gross margin                                $ 2,839     $1,298     $1,541      $ 2,660      $ 1,198     $1,462
      Adjusted gross margin %                                 48.4%      47.1%      49.6%        45.2%        42.3%      47.9%

                                                              Six                               Six
      Reconciliation of Gross Margin to Adjusted            Months     Second      First       Months       Second      First
      Gross Margin - ICC.NET, VAN Services Only              Ended    Quarter     Quarter      Ended       Quarter     Quarter
                                                            January    Fiscal      Fiscal     January       Fiscal      Fiscal
      (000's)                                              31, 2004     2004        2004      31, 2003       2003        2003
      ------------------------------------------------------------------------------------------------------------------------
      Revenue                                              $ 4,475     $2,119     $2,356      $ 3,835      $ 1,886     $1,949
      Cost of services                                       1,807        900        907        1,865          950        915
                                                           ------------------------------------------------------------------

      Gross margin                                           2,668      1,219      1,449        1,970          936      1,034
      Gross margin %                                          59.6%      57.5%      61.5%        51.4%        49.6%      53.0%
      Cost of services                                       1,807        900        907        1,865          950        915

      Less: Depreciation                                       (64)       (32)       (32)         (73)         (37)       (36)
                                                           ------------------------------------------------------------------

      Adjusted cost of services                            $ 1,743      $ 868      $ 875      $ 1,792      $   913      $ 879
      Adjusted gross margin                                $ 2,732     $1,251     $1,481      $ 2,043      $   973     $1,070
      Adjusted gross margin %                                 61.0%      59.0%      62.9%        53.3%        51.6%      54.9%


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